THE CHINA FUND, INC. (CHN)
The Martin Currie
Shanghai team
IN BRIEF

Net asset value per share	US$	40.36
Market price	US$	35.06
Premium/(discount)		(13.13%)
Fund size	US$	732.7m
Source: State Street Bank and Trust Company

At 30 April 2008		US$ returns
	China Fund NAV	MSCI Golden Dragon*
	%	%
One month	5.5	9.8
Year to date	(9.8)	(5.8)
One year	36.0	30.0
Three years %pa	38.5	26.8
Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company. NAV performance.
*Source for index data: MSCI.
MANAGER’S COMMENTARY
Martin Currie acts as portfolio manager of The China Fund, Inc. (“Fund”). This commentary is the opinion of Martin Currie Inc.
Chinese markets enjoyed a nice bounce in April up 9.8%. Fears of further credit tightening abated somewhat; the latest Consumer Price Index figure came in slightly lower than the preceding month (8.3% in March compared with 8.7% in February) and there was no government response beyond lifting the reserve ratio requirement by a further 50 basis points. After standing aside while the A-share market fell by 50%, the Chinese Securities Regulatory Commission finally rode to the rescue with some sentiment-boosting measures. First-quarter results were, on the whole, reassuring, with the exception of some large state-owned companies, such as refiners and independent power producers, which are now being asked to perform national service (that is to say, not being allowed to put up prices, despite a rise in costs, to help restrain inflation). The combined revenues of 150 large state-owned enterprises jumped by 27% in the first quarter, but their combined profit fell by 3%. In contrast, the Fund’s domestic portfolio, which owns none of these stocks, recorded earnings growth of 26%.
Over the summer we think China will stop worrying about inflation and start worrying about growth. Our company meetings reveal exporters pedalling hard to cope with increasing material, labour and environmental costs. The story is not wholly negative — economic pressures are forcing another round of Western companies to seek the ‘China price’. But as Western companies squeeze inventory to the bare minimum, even the winners are seeing smaller, albeit more frequent, orders. As the complaints of exporters escalate, coincident with a likely rally in the US dollar, we expect renminbi appreciation against this currency to slow and stop. Added to this, we see the first signs of a loosening of the purse strings as a couple of companies we visited struggled to secure reasonably priced loans in the first quarter, but have now been able to get them.
INVESTMENT STRATEGY
The Fund is 92.8% invested in 72 companies. The reason for the relatively high cash level at the month-end is a substantial pre-IPO investment in Huiyin, an electrical retailer targeting rural consumers.
Early in April we decided to buy back some A-shares, as losses in this market since the peak last October neared 50%. Our purchases focused on the property and financial sectors, which had been the worst performers during the collapse (Vanke, Financial Street, Ping An Insurance), as well as the hard-liquor-maker Wuliangye. We sold one A-share, Shanghai Port, which we expect to be hurt by declining trade volumes. To fund our purchase of Huiyin and the A-shares, we took profits in Zhejiang Expressway, Shenhua Coal and Synnex and cut our losses in Efun.
The weighting in A-shares now stands at 13.1% and in Taiwan at 34.4%. By sector, the Fund is overweight in agriculture, healthcare and domestic consumer and underweight in commodities and exporters.
Chris Ruffle, Martin Currie Inc*
*Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to the range of China investment products managed by Martin Currie.
MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of Martin Currie’s China investment products.
HCML has seconded both Chris Ruffle and Shifeng Ke to MCIM or its affiliates on a full time basis with the same roles and responsibilities as if they were full time employees.

30 APRIL 2008
FUND DETAILS

Market cap	US$636.47m
Shares outstanding	18,153,741
Exchange listed	NYSE
Listing date	July 10, 1992
Investment adviser	Martin Currie Inc
Source: State Street Bank and Trust Company.
SECTOR ALLOCATION

	The China	MSCI Golden
	Fund, Inc	Dragon
Consumer discretionary	19.3%	5.0%
Financials	16.5%	33.2%
Consumer staples	13.3%	1.4%
Industrials	12.9%	9.6%
Healthcare	9.0%	—
Information technology	7.0%	19.7%
Materials	6.1%	7.1%
Energy	5.1%	8.7%
Utilities	2.3%	3.5%
Telecommunications	1.3%	11.7%
Other assets & liabilities	7.2%	—
Total	100.0%	100.0%
Source: State Street Bank and Trust Company. Source for index data: MSCI
ASSET ALLOCATION
Source: State Street Bank and Trust Company

PERFORMANCE	(US$ RETURNS)

	NAV	Market price
	%	%
One month	5.5	10.3
Year to date	(9.8)	(7.8)
Three years %pa	38.5	28.9
Past performance is not a guide to future returns. Three year returns are annualiosed.
Source: State Street Bank and Trust Company
DIRECT INVESTMENTS (3.6%)

Qingdao Bright Moon	Industrials	1.0%
China Silicon	Information technology	0.9%
Highlight Tech	Industrials	0.8%
Wuxi Paiho	Industrials	0.5%
Sino-Twinwood	Information technology	0.4%
teco Optronics	Information technology	—
15 LARGEST LISTED INVESTMENTS (37.0%)

Chaoda Modern Agriculture	Consumer staples	4.0%
Far Eastern Department Stores	Consumer discretionary	4.0%
Yuanta Financial	Financials	3.4%
Uni-President Enterprises	Consumer staples	2.7%
China Metal Products	Materials	2.5%
China Development Financial	Financials	2.4%
Xinao Gas	Utilities	2.3%
Daqin Railway	Industrials	2.2%
Cathay Financial	Financials	2.2%
Fubon Financial Holdings	Financials	2.1%
Powertech Technology	Information technology	1.9%
China Oilfield Services	Energy	1.8%
Shandong Weigao Group	Healthcare	1.8%
Wumart Stores	Consumer staples	1.8%
Synnex Technology	Consumer discretionary	1.7%
Source: State Street Bank and Trust Company.

FUND PERFORMANCE (BASED ON NET ASSET VALUE)	(US$ RETURNS)

	One	Three	Calendar	One	Three	Five	Since
	month	months	year to date	year	years	years	launch
	%	%	%	%	% pa	% pa	% pa
The China Fund, Inc.	5.5	6.1	(9.8)	36.0	38.5	36.8	13.5
MSCI Golden Dragon	9.8	11.9	(5.8)	30.0	26.8	29.0	n/a
Hang Seng Chinese Enterprise	17.6	14.0	(11.7)	42.3	45.1	45.2	n/a
Shanghai Stock Exchange 180	6.8	(10.7)	(22.8)	22.4	68.7	29.5	n/a
Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company. Launch date 10 July 1992. Three year, five year and since launch returns are all annualised.
Source for index data: MSCI for the MSCI Golden Dragon and Copyright 2008 Bloomberg LP for the Hang Seng Chinese Enterprise and the Shanghai Stock Exchange 180. For a full description of each index please see the index descriptions section.

PERFORMANCE IN PERSPECTIVE
Past performance is not a guide to future returns.
Source: Martin Currie Inc as at 30 April 2008.
THE CHINA FUND INC. PREMIUM/DISCOUNT
Past performance is not a guide to future returns.
Source: Martin Currie Inc as at 30 April 2008.
10 YEAR DIVIDEND HISTORY CHART

Total	0.50	0.08	0.11	0.00	0.13	0.21	1.78	3.58	2.51	4.01	12.12
Income	0.50	0.08	0.11	0.00	0.13	0.06	0.07	0.20	0.22	0.30	0.28
Long-term capital	0.00	0.00	0.00	0.00	0.00	0.00	0.67	3.27	2.29	2.73	9.00
Short-term capital	0.00	0.00	0.00	0.00	0.00	0.15	1.04	0.11	0.00	0.98	2.84
Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company.

30 APRIL 2008

Sector	Company (BBG ticker)	Price		Holding	Value $	% of portfolio

Hong Kong						20.5%
Chaoda Modern Agriculture	682 HK	HK$	11.2	20,633,998	29,646,929	4.0%
Xinao Gas	2688 HK	HK$	14.3	9,286,000	17,082,685	2.3%
Golden Meditech	8180 HK	HK$	2.7	35,040,000	12,136,855	1.7%
Huabao International	336 HK	HK$	7.0	12,790,000	11,485,420	1.6%
Shangri-La Asia	0069 HK	HK$	21.6	4,141,555	11,423,001	1.5%
TPV Technology	903 HK	HK$	5.4	12,728,000	8,849,888	1.2%
Ports Design	589 HK	HK$	25.1	2,678,500	8,624,694	1.2%
Natural Beauty Bio-Technology	157 HK	HK$	1.9	32,780,000	7,989,891	1.1%
China Shineway Pharmaceutical	2877 HK	HK$	5.2	11,184,000	7,431,992	1.0%
Tianjin Development	0882 HK	HK$	6.3	8,440,000	6,821,208	0.9%
Intime Department Store Group	1833 HK	HK$	5.8	8,778,000	6,553,856	0.9%
SPG Land	1688 HK	HK$	4.0	10,924,000	5,535,503	0.8%
China Travel International	0308 HK	HK$	3.5	10,982,000	4,902,741	0.7%
Yorkey Optical International	2788 HK	HK$	1.9	16,424,000	4,003,233	0.5%
China Rare Earth	769 HK	HK$	1.8	15,254,000	3,463,661	0.5%
Chinasoft International	8216 HK	HK$	1.3	19,230,000	3,330,361	0.5%
Ocean Grand Chemicals	2882 HK	HK$	0.3	17,379,000	691,138	0.1%
Arcontech	8097 HK		—	18,386,000	—	—

China ‘B’ Shares						1.0%
Shanghai Lujiazui Finance	900932 SHA	US$	1.7	4,459,405	7,366,937	1.0%

Singapore						4.4%
China Hongxing Sports	CHHS SP	SG$	0.7	15,307,000	7,665,336	1.1%
Yangzijiang Shipbuilding	YZJ SP	SG$	1.1	9,546,000	7,522,071	1.0%
China Fishery Group	CFG SP	SG$	1.7	6,068,000	7,507,357	1.0%
Hsu Fu Chi International	HFCI SP	SG$	1.0	8,409,000	6,192,651	0.9%
CDW	CDW SP	SG$	0.1	60,000,000	3,093,011	0.4%

Hong Kong ‘H’ shares						10.5%
China Oilfield Services	2883 HK	HK$	14.3	7,132,000	13,138,448	1.8%
Shandong Weigao Group	8199 HK	HK$	12.7	8,180,000	13,117,215	1.8%
Wumart Stores	995 HK	HK$	6.8	15,126,000	13,098,036	1.8%
China Huiyuan Juice	1886 HK	HK$	6.0	13,000,500	10,006,671	1.3%
Zijin Mining	2899 HK	HK$	7.1	10,408,000	9,479,904	1.3%
ZTE Corp	763 HK	HK$	32.7	2,236,360	9,338,369	1.3%
China Shenhua Energy	1088 HK	HK$	35.8	1,450,000	6,659,312	0.9%
China Railway Group	390 HK	HK$	7.5	2,450,800	2,342,299	0.3%

Taiwan						34.4%
Far Eastern Department Stores	2903 TT	NT$	51.2	17,630,080	29,646,444	4.0%
Yuanta Financial	2885 TT	HK$	29.0	26,413,545	25,157,823	3.4%
Uni-President Enterprises	1216 TT	NT$	43.6	14,137,220	20,244,118	2.7%
China Metal Products	1532 TT	NT$	65.0	8,392,675	17,916,869	2.5%
China Development Financial	2883 TT	NT$	14.3	36,871,940	17,256,758	2.4%
Cathay Financial	2882 TT	NT$	85.5	5,708,370	16,029,744	2.2%
Fubon Financial	2881 TT	NT$	36.3	12,603,000	15,025,500	2.1%
Powertech Technology	6239 TT	NT$	122.5	3,581,100	14,407,907	2.0%
Synnex Technology	2347 TT	NT$	81.5	4,738,050	12,682,522	1.7%
Lien Hwa Industrial	1229 TT	NT$	23.2	15,161,855	11,527,940	1.6%
Tripod Technology	3044 TT	NT$	103.5	3,163,083	10,752,249	1.5%
Ruentex Development	9945 TT	NT$	33.5	9,477,000	10,427,112	1.4%
Taiwan Secom	9917 TT	NT$	66.5	4,738,000	10,348,206	1.4%
Merry Electronics	2439 TT	NT$	80.7	3,584,340	9,500,164	1.3%
Wah Lee Industrial	3010 TT	NT$	64.0	3,998,856	8,405,510	1.1%
HannStar Display	6116 TT	NT$	14.1	17,900,000	8,289,350	1.1%
FamilyMart	5903 TT	NT$	55.6	3,557,652	6,496,607	0.9%
Yieh United Steel	9957 TT	NT$	14.0	11,379,600	5,232,430	0.7%
Wintek Corp	2384 TT	NT$	27.6	3,148,000	2,853,594	0.4%

United Kingdom						1.0%
China Medical System Holdings	CMSH LN		£1.0	3,623,188	7,442,055	1.0%

United States						4.3%
Mindray Medical International	MR US	US$	34.0	367,000	12,478,000	1.7%
The9	CMED US	HK$	21.5	356,200	7,647,614	1.1%
Far East Energy	FEEC US	US$	0.5	11,111,111	6,100,000	0.8%
WuXi PharmaTech Cayman	WX US	HK$	18.4	287,041	5,293,036	0.7%

Equity linked securities (‘A’ shares)						13.1%
Daqin Railway		US$	2.4	6,907,000	16,300,520	2.2%
Qinghai Salt Lake Potash		US$	12.5	887,909	11,054,467	1.5%
Shanghai Zhenhua Port Machinery		US$	2.4	4,462,752	10,652,589	1.5%
China Vanke		US$	3.5	2,833,650	9,863,936	1.4%

Sector	Company (BBG ticker)	Price		Holding	Value $	% of portfolio

Finance Street		US$	2.8	3,191,059	9,088,136	1.2%
Wuliangye Yibin		US$	4.1	2,200,000	8,940,800	1.2%
China Yangtze Power		US$	2.0	4,169,077	8,346,492	1.1%
Shanghai Tunnel Engineering		US$	1.9	4,439,247	8,301,392	1.1%
Ping An Insurance		US$	9.9	773,600	7,638,527	1.1%
Shanghai International Airport		US$	3.2	1,816,700	5,829,790	0.8%
Direct						3.6%
Qingdao Bright Moon		US$	0.2	31,827,172	7,001,978	1.0%
China Silicon		US$	238.0	27,418	6,525,484	0.9%
Highlight Tech		US$	1.8	3,366,893	5,993,069	0.8%
Wuxi Paiho		US$	4.2	876,190	3,679,998	0.5%
Sino-Twinwood		US$	6.1	500,000	3,050,000	0.4%
teco Optronics			—	1,861,710	—	—
Other assets & liabilities					52,812,605	7.2%
INDEX DESCRIPTIONS
MSCI Golden Dragon Index
The MSCI Golden Dragon is a free float-adjusted market capitalisation index that is designed to measure equity market performance in the China region. As of May 2005 the MSCI Golden Dragon Index consisted of the following country indices: China, Hong Kong and Taiwan.
Hang Seng China Enterprise Index
The Hang Seng China Enterprise Index is a capitalisation-weighted index comprised of state-owned Chinese companies (H-shares) listed on the Hong Kong Stock Exchange and included in HSMLCI index.
Shanghai Stock Exchange 180 Index
The Shanghai Stock Exchange 180 ‘A’ Share Index is a capitalisation-weighted index. The index tracks the daily price performance of the 180 most representative ‘A’ share stocks listed on the Shanghai Stock Exchange.
OBJECTIVE
The investment objective of the Fund is to achieve long term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.
The Board of Directors of the Fund has adopted an operating policy of the Fund, effective 30 June 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organised in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.
The Fund is subject to the Investment Company Act of 1940 which limits the means in which it can access the ‘A’ share market. The Fund will continue to seek the most efficient way in which to increase its ‘A’ share exposure ensuring ongoing compliance with its legal and regulatory obligations.
CONTACTS
The China Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette, 6th Floor
PO Box 5049
Boston, MA 02206-5049
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

Important information: This document is issued and approved by Martin Currie Inc (MC Inc), as investment adviser of the China Fund Inc (the Fund). MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter.
Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to our China product. MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of our China funds. HMCL has seconded both Chris Ruffle and Shifeng Ke to MCIM or its affiliates on a full time basis with the same roles and responsibilities as if they were full time employees.
The Fund is classified as a ‘non-diversified’ investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.
Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.
This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.
The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.
It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.
Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:
è	The companies quoted on Greater Chinese stock exchanges are exposed to the risks of political, social and religious instability, expropriation of assets or nationalisation, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation, which may affect income and the value of investments.

è	At present, the securities market and the regulatory framework for the securities industry in China is at an early stage of development. The China Regulatory Securities Commission (CSRC) is responsible for supervising the national securities markets and producing relevant regulations. The Investment Regulations, under which the Fund invests in the People’s Republic of China (‘PRC’) and which regulate repatriation and currency conversion, are new. The Investment Regulations give CSRC and State Administration of Foreign Exchange (SAFE) wide discretions and there is no precedent or certainty as to how these discretions might be exercised, either now or in the future. The Fund may, from time to time, obtain access to the securities markets in China via Access Products. Such products carry additional risk and may be less liquid than the underlying securities which they represent.

è	During the past 15 years, the PRC government has been reforming the economic and political systems of the PRC, and these reforms are expected to continue, as evidenced by the recently announced changes. The Fund’s operations and financial results could be adversely affected by adjustments in the PRC’s state plans, political, economic and social conditions, changes in the policies of the PRC government such as changes in laws and regulations (or the interpretation thereof), measures which may be introduced to control inflation, changes in the rate or method of taxation, imposition of additional restrictions on currency conversion and the imposition of additional import restrictions.

è	PRC’s disclosure and regulatory standards are in many respects less stringent than standards in certain Organisation for Economic Co-operation and Development (OECD) countries, and there may be less publicly available or less reliable information about PRC companies than is regularly published by or about companies from OECD countries.

è	The Shanghai Stock Exchange and Shenzhen Stock Exchange have lower trading volumes than most OECD exchanges and the market capitalisations of listed companies are small compared to those on more developed exchanges in developed markets. The listed equity securities of many companies in the PRC are accordingly materially less liquid, subject to greater dealing spreads and experience materially greater volatility than those of OECD countries. These factors could negatively affect the Fund’s NAV.

è	The Fund invests primarily in securities denominated in other currencies but its NAV will be quoted in US dollars. Accordingly, a change in the value of such securities against US dollars will result in a corresponding change in the US dollar NAV.

è	The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be underdeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

è	The value of the Fund’s investment in any Quota will be affected by taxation levied against the relevant Qualified Foreign Institutional Investors (QFIIs) or in respect of investments held in the relevant Quotas. The PRC taxation regime that will apply to QFIIs and investments made in or through QFII quotas is not clear. The Investment Regulations are new and do not currently expressly contemplate the treatment of QFIIs and investment made through QFII Quotas.
Fund returns used in this document are calculated on the net asset value and therefore fall outside the scope of the GIPS standards.
Martin Currie Inc, registered in Scotland (no BR2575)
Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH11 2ES Tel: (44) 131 229 5252 Fax: (44) 131 228 5959 www.martincurrie.com/china
North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY 10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919
Authorised and registered by the Financial Services Authority and incorporated with limited liability in New York, USA. Please note: calls to the above numbers may be recorded.